BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
250 356-8626

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: May 1, 2013 12:01 AM Pacific Time

Incorporation Number: **BC0329819**

Recognition Date: *Incorporated on July 8, 1987*

NOTICE OF ARTICLES

Name of Company:

JEWETT-CAMERON TRADING COMPANY LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:
700 401 WEST GEORGIA STREET
VANCOUVER BC V6B 5A1
CANADA

Delivery Address:
700 401 WEST GEORGIA STREET
VANCOUVER BC V6B 5A1
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
700 401 WEST GEORGIA STREET
VANCOUVER BC V6B 5A1
CANADA

Delivery Address:
700 401 WEST GEORGIA STREET
VANCOUVER BC V6B 5A1
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
BOONE, DONALD M.

Mailing Address:	Delivery Address:
12615 S.W. PARKWAY PORTLAND OR 97225 UNITED STATES	12615 S.W. PARKWAY PORTLAND OR 97225 UNITED STATES

Last Name, First Name, Middle Name:
Lodewick, Ralph Elton

Mailing Address:	Delivery Address:
5945 N.W. SEWELL ROAD HILLSBORO OR 97124 UNITED STATES	5945 N.W. SEWELL ROAD HILLSBORO OR 97124 UNITED STATES

Last Name, First Name, Middle Name:
Sharp, Ted

Mailing Address:	Delivery Address:
428 CRYSTAL SPRINGS LANE KEIZER OR 97303 UNITED STATES	428 CRYSTAL SPRINGS LANE KEIZER OR 97303 UNITED STATES

Last Name, First Name, Middle Name:
Magdlen, Frank G.

Mailing Address:	Delivery Address:
13620 SE MAPLE LANE MILWAUKIE OR 97222 UNITED STATES	13620 SE MAPLE LANE MILWAUKIE OR 97222 UNITED STATES

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

January 28, 2005

AUTHORIZED SHARE STRUCTURE

1.	21,567,564	Common Shares	Without Par Value Without Special Rights or Restrictions attached

2.	10,000,000	Preferred Shares	Without Par Value With Special Rights or Restrictions attached